UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2013

Gladstone Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	814-00704	83-0423116
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 200, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-287-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As originally described in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 2, 2013, Gladstone Investment Corporation (the "Company"), through one of its wholly-owned subsidiary, Gladstone Business Investment, LLC ("Business Investment"), is a party to a fifth amended and restated credit agreement (the "Credit Agreement"), dated as of April 30, 2013, with Key Equipment Finance, Inc, as administrative agent, lead arranger and a lender (the "Administrative Agent"), Branch Banking and Trust Company, as a lender and managing agent, and Gladstone Management Corporation, the Company’s affiliated investment adviser, as servicer (the "Servicer"), providing for a $70 million credit facility.

On June 12, 2013, the Company increased its borrowing capacity under the Credit Agreement from $70 million to $105 million by entering into Joinder Agreements pursuant to the Credit Agreement, by and among Business Investment, the Administrative Agent, the Servicer and each of Alostar Bank of Commerce and Everbank Commercial Finance, Inc.

The Company issued a press release announcing the increase in borrowing capacity, which is attached hereto as Exhibit 99.1. Copies of the Joinder Agreements are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

10.1 Joinder Agreement, dated as of June 12, 2013, by and among the Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance Inc. and Everbank Commercial Finance, Inc.
10.2 Joinder Agreement, dated as of June 12, 2013, by and among the Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance Inc. and Alostar Bank of Commerce.
99.1 Press Release of Gladstone Investment Corporation, dated June 17, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation

June 17, 2013	By:	/s/ David Watson

Name: David Watson
Title: Chief Financial Officer & Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Joinder Agreement, dated as of June 12, 2013, by and among the Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance Inc. and Everbank Commercial Finance, Inc.
10.2	Joinder Agreement, dated as of June 12, 2013, by and among the Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance Inc. and Alostar Bank of Commerce.
99.1	Press Release of Gladstone Investment Corporation, dated June 17, 2013.